UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2007

Capella Education Company

(Exact name of Registrant as specified in its charter)

Minnesota	001-33140	41-1717955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South 6th Street, 9th Floor Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 227-3552

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 23, 2007, Capella University, our wholly owned subsidiary, received a draft report from the Office of the Inspector General (OIG) of the Department of Education (the “Draft Report”) in conjunction with a compliance audit that the OIG commenced on April 10, 2006 and concluded field work in January 2007. Background information regarding the OIG audit and our expectations about draft findings and recommendations have been previously disclosed in our SEC filings, including our Form 10-K for the year ended December 31, 2006 and our subsequent Form 10-Qs.

The Draft Report is preliminary, and is subject to further review and revision by the OIG. Capella University has the opportunity to provide written comments on the Draft Report to the OIG no later than September 22, 2007. At some time thereafter, the OIG’s final report will be issued to the Acting Chief Operating Officer (COO) for Federal Student Aid (FSA), who will subsequently issue final findings and requirements for the University.

Based on our review of the findings and recommendations set forth in the Draft Report, we believe them to be consistent in all material respects with information previously disclosed, including our estimate of potential financial exposure.

Certain information in this report may be deemed to constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors not to place undue reliance on any such forward-looking statements which are based on information available at the time the statements are made or management’s good faith belief as of such time with regard to future events, and should not be read as a guarantee of future performance or results. Such statements are subject to certain risks and uncertainties that could cause our actual results in the future to differ materially from our historical results and those presently anticipated or projected, including, without limitation, the risk that subsequent unanticipated events, including unanticipated costs, may occur in connection with our review and implementation of the recommendations from the OIG set forth in the Draft Report or in connection with the final requirements imposed by the Acting COO for FSA. We undertake no obligation to update our forward-looking statements to reflect events or circumstances arising after such date. Factors that could cause our results to differ materially from those contained in our forward-looking statements are included under, among others, the heading “Risk Factors” in our Form 10-K and subsequent 10-Qs on file with the Securities and Exchange Commission and other documents we have filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPELLA EDUCATION COMPANY

Date: August 28, 2007	By:	/s/ Gregory W. Thom
Gregory W. Thom Vice President, General Counsel and Secretary